UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 2, 2005

                              Analog Devices, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Massachusetts            1-7819                04-2348234
--------------------------------------------------------------------------------
        (State or other juris-      (Commission            (IRS Employer
       diction of incorporation     File Number)         Identification No.)


              One Technology Way, Norwood, MA              02062
--------------------------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (781) 329-4700


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Analog Devices Inc. (the "Company") filed its Fiscal 2005 Bonus Plan ("Bonus Plan"), which applies to all employees, including Named Executive Officers of the Company, as an exhibit to the Company's 10-Q for the quarter ended January 29, 2005. The Bonus Plan is based on the Company's operating profit before taxes ("OPBT") as a percentage of the Company's fiscal quarter sales. During the fourth quarter of fiscal 2005, as previously disclosed, the Company recorded special charges related to restructuring actions. The Compensation Committee of the Board of Directors has determined that these charges should, consistent with past practice, be excluded from OBPT for purposes of calculating the bonus for the second half of fiscal 2005. The Named Executive Officers of the Company were awarded the following bonuses for the second half of fiscal 2005:

   ------------------------------------- -------------------------------
                                         Bonus Payment for Second Half
         Named Executive Officer                 of Fiscal 2005
   ------------------------------------- -------------------------------
   Jerald G. Fishman                                          $ 274,805
   ------------------------------------- -------------------------------
   Brian P. McAloon                                           $  95,248
   ------------------------------------- -------------------------------
   Robert R. Marshall                                   (euro)   66,379
   ------------------------------------- -------------------------------
   Robert P. McAdam                                     (euro)   66,379
   ------------------------------------- -------------------------------
   Samuel H. Fuller                                           $  69,471
   ------------------------------------- -------------------------------

In addition, the Company's Chairman of the Board of Directors, Ray Stata, in his capacity as an employee of the Company, was awarded a bonus of $35,423 under the Bonus Plan for the second half of fiscal 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 5, 2005             ANALOG DEVICES, INC.

                                    By:  /s/ Joseph E. McDonough
                                         -----------------------
                                         Joseph E. McDonough
                                         Vice President-Finance and Chief
                                         Financial Officer
                                         (Principal Financial and Accounting
                                          Officer)